Exhibit 99.1

Hyzon Motors, the Leading Hydrogen Fuel Cell Heavy Vehicle Company,

Announces Business Combination with Decarbonization Plus Acquisition

Corporation; Combined Company Expected to be Listed on Nasdaq

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Transaction to provide gross proceeds of up to approximately $626 million to the company, including a $400 million fully committed common stock PIPE at $10 per share, anchored by existing and new investors, including funds and accounts managed by BlackRock, the Federated Hermes Kaufmann Funds, Fidelity Management & Research Company LLC, Wellington Management and Riverstone Energy Limited

•	Proceeds to fully fund and accelerate Hyzon’s well-defined growth strategy in the hydrogen fuel cell-powered, zero-emission commercial transportation sector

•	Hyzon’s technology already commercialized with existing global footprint, and sales pipeline with blue-chip Fortune 100s and municipalities

•	Pro forma implied enterprise value of the combined company of $2.1 billion at the $10 per share PIPE price

•	Combined company Board of Directors will have deep experience in fleet mobility, automotive, electric power, and technology sectors

•	Transaction advances Hyzon’s mission of decarbonizing the commercial vehicle sector and pursuit of “Zero Emissions with Zero Compromise”

•	100% of existing Hyzon investors to roll equity, with no secondary proceeds, demonstrating confidence in Hyzon’s long-term value proposition

ROCHESTER, NY & MENLO PARK, February 9, 2021 – Hyzon Motors Inc. (“Hyzon” or “the Company”), the industry-leading global supplier of zero-emissions hydrogen fuel cell powered commercial vehicles, and Decarbonization Plus Acquisition Corporation (“DCRB”) (NASDAQ: DCRB) today announced a definitive agreement for a business combination that would result in Hyzon becoming a publicly listed company.

Hyzon, headquartered in Rochester, New York, is a differentiated, pure-play, independent mobility company with an exclusive focus on hydrogen in the commercial vehicle market. The Company’s proven and proprietary hydrogen fuel cell technology enables zero emission, fleet based, commercial transport at competitive performance as measured against both traditional fuel sources and other alternative vehicle power sources. Through its partnerships with market-leading suppliers and manufacturers, and the Company’s commercial relationships with retailers, consumer goods companies, natural resource firms and governments, Hyzon has rapidly expanded its commercial reach with supply agreements to customers around the world. With a demonstrated technology advantage, leading fuel cell performance and a history of rapid innovation, Hyzon is catalyzing the adoption of hydrogen heavy vehicles.

“We are excited to partner with DCRB at an important inflection point for our company, hydrogen and society,” said Craig Knight, Chief Executive Officer and Co-Founder of Hyzon. “Deliveries of Hyzon fuel cell powered heavy trucks to customers in Europe and North America will occur this year, well ahead of our competitors, and our committed sales pipeline is proof that the world is truly recognizing the need to develop innovative solutions to mitigate climate change and accelerate efforts to move the world economy down the path to net-zero emissions.”

George Gu, Chairman and Co-Founder of Hyzon remarked, “This business combination will enable us to expand deployments of our zero-emission hydrogen fuel cell powered heavy vehicles globally, and to continue leading the hydrogen transition. We are incredibly excited about the dynamic mobility category as municipalities and Fortune 100 companies are rapidly embracing hydrogen as the essential pathway to a net-zero economy. The number of countries cementing and then enhancing their national hydrogen strategies expands almost weekly, and we are extremely encouraged by both investor and public interest in the hydrogen economy.”

Robert Tichio, Chairman of the Board of DCRB and a Partner at Riverstone Holdings LLC, said, “We look forward to working with Craig and the entire team at Hyzon to advance the company’s mission of Zero Emissions with Zero Compromise.” As a differentiated, pure-play, hydrogen powered mobility company and an emerging leader in the trucking industry, Hyzon is a perfect match for DCRB’s investment criteria and represents a further expansion of Riverstone’s 15-year franchise in low-carbon investments. When forming this investment vehicle our objective was clear: to identify a truly exceptional company that is decarbonizing the global economy, disrupting an established industry with the commercialization of innovative technologies, and is well aligned with ESG principles. We found that company in Hyzon.”

Erik Anderson, Chief Executive Officer of DCRB added, “After evaluating dozens of very promising low-carbon platforms, we are excited to announce our combination with Hyzon. Hyzon is a truly differentiated company that is accelerating and leading the hydrogen transition with captive, proven fuel cell technology and superior performance. We look forward to working with Craig and the entire team to help advance the company’s compelling mission for the environment, automotive industry and investors alike.”

Transaction Overview

The transaction is anticipated to generate gross proceeds of up to approximately $626 million of cash, assuming minimal redemptions by DCRB’s public stockholders, which will be used to fund operations and growth. This includes a $400 million fully committed private placement of common stock in DCRB (the “PIPE”), anchored by institutional investors including funds and accounts managed by BlackRock, the Federated Hermes Kaufmann Funds, Fidelity Management & Research Company LLC, Wellington Management and Riverstone Energy Limited. The pro forma implied equity value of the combined company is $2.7 billion at the $10 per share PIPE price, and assuming minimal redemptions by DCRB’s public stockholders.

Hyzon’s leadership will remain intact, with Craig Knight continuing as Chief Executive Officer of the combined company, overseeing its strategic growth initiatives and expansion. Mr. Knight will work alongside Hyzon’s current executive team. The Board of Directors of the combined company will include representation from Hyzon and DCRB.

The transaction has been unanimously approved by the boards of Hyzon and DCRB. Completion of the proposed transaction is subject to customary closing conditions, including the approval of DCRB’s stockholders, and is expected to occur in the second calendar quarter of 2021.

Advisors

Goldman Sachs & Co. LLC acted as exclusive financial advisor to Hyzon, and lead placement agent on the PIPE to DCRB. Morgan Stanley & Co. LLC also acted as placement agent on the PIPE. Credit Suisse and Citigroup served as financial and capital markets advisors, and Alvarium Investment Advisors acted as capital markets advisor, to DCRB. Vinson & Elkins LLP served as legal counsel to DCRB. Sullivan & Cromwell LLP served as legal counsel to Hyzon. Ropes & Gray LLP served as legal counsel for the PIPE’s private placement agents.

Investor Conference Call Information

Hyzon and DCRB will host a joint investor conference call to discuss the proposed transaction today, Tuesday, February 9, 2021 at 8:30AM ET.

To listen to the prepared remarks via telephone from the U.S., dial 1-877-407-0784 and an operator will assist you. International investors may listen to the call by dialing 1-201-689-8560. A telephone replay will be available by dialing 1-844-512-2921 if in the U.S, and by dialing 1-412-317-6671 from outside the U.S. The PIN for access to the replay is 13716282. The replay will be available through February 23, 2021.

About Hyzon Motors Inc.

Headquartered in Rochester, NY and with operations in Europe, Singapore, Australia and China, Hyzon is a leader in hydrogen mobility. Hyzon is led by co-founders George Gu, Craig Knight and Gary Robb and is a differentiated, pure-play, independent mobility company with an exclusive focus on hydrogen in the commercial vehicle market. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon will produce zero emission heavy duty trucks and buses for customers across North America, Europe, Asia and Australia. The company is contributing to the escalating adoption of hydrogen vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation.

About Decarbonization Plus Acquisition Corporation

Decarbonization Plus Acquisition Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with a target whose principal effort is developing and advancing a platform that decarbonizes the most carbon-intensive sectors. These include the energy and agriculture, industrials, transportation and commercial and residential sectors. DCRB is sponsored by an affiliate of Riverstone Holdings LLC and represents a further expansion of Riverstone’s 15-year franchise in low-carbon investments, having established industry leading, scaled companies with more than $5 billion of equity invested in renewables.

About Riverstone

Riverstone is an energy and power-focused private investment firm founded in 2000 by David M. Leuschen and Pierre F. Lapeyre, Jr. with over $41 billion of equity capital raised to date. Riverstone conducts buyout, growth capital, and credit investments in the exploration & production, midstream, oilfield services, power and renewable sectors of the energy industry. With offices in New York, London, Houston, Menlo Park, Mexico City and Amsterdam, the firm has committed approximately $43 billion to more than 200 investments in North America, South America, Europe, Africa, Asia, and Australia.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding DCRB’s proposed acquisition of Hyzon, DCRB’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon. In addition, DCRB cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreement and Plan of Organization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., and Hyzon, any PIPE investor’s subscription agreement, and the other agreements related to the business combination (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, Hyzon, their affiliates or their respective directors and officers following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRB, regulatory approvals, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRB’s or Hyzon’s current plans and operations as a result of the announcement of the transactions; (v) Hyzon’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of Hyzon to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the business combination; (vi) risks relating to the uncertainty of the projected financial information with respect to Hyzon, including the conversion of pre-orders into binding orders; (vii) costs related to the business combination and the PIPE investment; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that Hyzon may be adversely affected by other economic, business, and/or competitive factors; (x) the amount of redemption requests by DCRB’s public stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s final prospectus for its initial public offering, which was filed with the SEC on October 21, 2020, and its periodic filings with the SEC, including its Quarterly Report on Form 10-Q for quarterly period ended September 30, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB will file a proxy statement with the SEC. Additionally, DCRB will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s final prospectus for its initial public offering, which was filed with the SEC on October 21, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

Hyzon Motors Contacts

For Media:

Brian Brooks

H+K Strategies

713.858.8842

brian.brooks@hkstrategies.com

For Investors:

Caldwell Bailey / Marc Silverberg

HyzonMotorsIR@icrinc.com

Decarbonization Plus Acquisition Corporation & Riverstone Holdings Contacts

For Media:

Daniel Yunger / Brinton Williams

Kekst CNC

212.521.4800

daniel.yunger@kekstcnc.com / brinton.williams@kekstcnc.com

For Investors:

Peter Haskopoulos, Chief Financial Officer

212.271.6247

phaskopoulos@riverstonellc.com